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Exhibit 10.21

SECOND AMENDMENT AND WAIVER

        AMENDMENT AND WAIVER, dated as of April 21, 2004 (this "Amendment"), to (i) the Credit Agreement, dated as of September 24, 2003 (the "Credit Agreement"), among INFRASOURCE SERVICES, INC. (formerly known as Dearborn Holdings Corporation), a Delaware corporation ("Holdings"), INFRASOURCE INCORPORATED, a Delaware corporation (the "Borrower"), the several banks and other financial institutions or entities from time to time parties thereto (the "Lenders"), LASALLE BANK NATIONAL ASSOCIATION, as syndication agent, and BARCLAYS BANK PLC, as administrative agent (the "Administrative Agent") and (ii) the Guarantee and Collateral Agreement, dated as of September 24, 2003 (the "Guarantee and Collateral Agreement"), among Holdings, the Borrower and the subsidiary guarantors from time to time party thereto (the "Subsidiary Guarantors").

W I T N E S S E T H:

        WHEREAS, the Borrower has requested that the Required Lenders agree to amend and waive certain provisions of the Credit Agreement and the Guarantee and Collateral Agreement upon the terms and subject to the conditions set forth herein; and

        WHEREAS, the Lenders have agreed to such Amendment only upon the terms and subject to the conditions set forth herein;

        NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and in the Credit Agreement, the parties hereto hereby agree as follows:

        1.    Defined Terms.    Unless otherwise defined herein, all capitalized terms used herein shall have the meanings given to them in the Credit Agreement.

        2.    Amendment of Section 1.1 of the Credit Agreement.    Section 1.1 of the Credit Agreement is hereby amended by inserting the following defined term in appropriate alphabetical order:

          "Titled Vehicles": as defined in Section 6.12 hereto.

        3.    Amendment of Section 6.12 of the Credit Agreement.    Section 6.12 of the Credit Agreement is hereby amended by deleting such Section in its entirety and substituting in lieu thereof the following:

          "6.12.    Vehicles.    Use its best efforts to cause, as soon as possible, the Administrative Agent's first priority security interest in all cars, trucks, trailers, construction and earth moving equipment and other vehicles covered by a certificate of title law of any state (collectively, the "Titled Vehicles") that are listed on Schedule 8 of the Guarantee and Collateral Agreement with a book value in excess of $10,000 to be noted on the certificates of title of such Titled Vehicles in the jurisdictions in which such notation is required to perfect such security interest and, in any event, on or before July 7, 2004, (a) submit applications to note the Administrative Agent's first priority security interest on the certificates of title with respect to all Titled Vehicles listed on such Schedule 8 with a book value in excess of $10,000 in the appropriate jurisdictions and (b) deliver to the Administrative Agent evidence, in form and substance reasonably satisfactory to the Administrative Agent, that the Administrative Agent's first priority security interest has been noted on the certificates of title with respect to Titled Vehicles the aggregate book value of which is greater than or equal to 80% of the aggregate book value of all Titled Vehicles listed on such Schedule 8 with book values in excess of $10,000."

        4.    Amendment and Waiver to Section 5.10(b) of the Guarantee and Collateral Agreement.    (a) Section 5.10(b) of the Guarantee and Collateral Agreement is hereby amended by deleting such subsection in its entirety and substituting in lieu thereof the following:

          "(b) With respect to any Titled Vehicles with a book value in excess of $10,000 acquired by such Grantor subsequent to the date hereof, within 30 days after the date of acquisition thereof,

  all applications for certificates of title indicating the Administrative Agent's first priority security interest in the Titled Vehicle covered by such certificate, and any other necessary documentation, shall be filed in each office in each jurisdiction in which filing is required and which the Administrative Agent shall reasonably require to perfect its security interests in such Titled Vehicles."

        (b)   The Administrative Agent and the Required Lenders hereby waive any noncompliance with such Section 5.10(b) on or prior to the date hereof and any Default or Event of Default that would have resulted therefrom; provided, that each Grantor shall be required, and this waiver shall not release any Grantor from its obligation, to file all applications and other necessary documentation as required by Section 5.10(b) for Titled Vehicles with a book value in excess of $10,000 acquired by such Grantor during the period from the Closing Date to the date of effectiveness of this Amendment; provided, further, that, with respect to such acquired Titled Vehicles, each Grantor shall have, notwithstanding anything contained in Section 5.10(b) to the contrary, until July 7, 2004 to complete such filings.

        5.    Representations and Warranties.

        (a)    Credit Agreement Representations and Warranties.    On and as of the date hereof, Holdings and the Borrower hereby confirm, reaffirm and restate the representations and warranties set forth in Section 4 of the Credit Agreement mutatis mutandis, except to the extent that such representations and warranties expressly relate to a specific earlier date in which case Holdings and the Borrower hereby confirm, reaffirm and restate such representations and warranties as of such earlier date.

        (b)    Corporate Power; Authorization; Enforceable Obligations.    Each Loan Party has the corporate power and authority, and the legal right, to make, deliver and perform the Loan Documents to which it is a party. Each Loan Party has taken all necessary steps to authorize the execution, delivery and performance of Loan Documents to which it is a party. The Credit Agreement continues to constitute a legal, valid and binding obligation of each Loan Party party thereto, enforceable against each such Loan Party in accordance with its terms, except as enforceability maybe limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

        (c)    No Legal Bar.    The execution, delivery and performance of this Amendment and any other related documents will not violate any Requirement of Law or any material Contractual Obligation of any Group Member and will not result in, or require, the creation or imposition of any Lien on any of their respective properties or revenue pursuant to any Requirement of Law or any such material Contractual Obligation (other than the Liens created by the Security Documents).

        6.    Conditions to Effectiveness.    This Amendment shall become effective on the date (the "Amendment Effective Date") upon which the Administrative Agent shall have received: (i) this Amendment, executed by the Required Lenders, the Borrower, Holdings and each Subsidiary Guarantor and (ii) payment of all expenses of the Administrative Agent and the Lenders for which invoices have been presented (including the invoices of Simpson Thacher & Bartlett LLP) on or before the Amendment Effective Date.

        7.    Continuing Effects.    This Amendment shall not be construed as a waiver or consent to any further or future action on the part of the Administrative Agent, the Issuing Lender or the Lenders that would require a waiver or consent of the Required LendersE. xcept as expressly amended hereby, the Credit Agreement shall continue to be and shall remain in full force and effect in accordance with its terms.

        8.    Expenses.    The Borrower agrees to pay and reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with the negotiation, preparation, execution and delivery of this Amendment, including the reasonable fees and expenses of counsel.

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        9.    Counterparts.    This Amendment may be executed on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

        10.    GOVERNING LAW.    THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

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        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

INFRASOURCE INCORPORATED
By:	/s/ TERENCE R. MONTGOMERY
	Name:	Terence R. Montgomery
	Title:	Chief Financial Officer & Senior Vice President
INFRASOURCE SERVICES, INC.
By:	/s/ TERENCE R. MONTGOMERY
	Name:	Terence R. Montgomery
	Title:	Chief Financial Officer & Senior Vice President
BARCLAYS BANK PLC, as Administrative Agent and as a Lender
By:	/s/ JOHN GIANNONE
	Name:	John Giannone
	Title:	Director
LASALLE BANK NATIONAL ASSOCIATION, as Syndication Agent and as a Lender and the Issuing Lender
By:	/s/ JAMES P. BAHLEDS
	Name:	James P. Bahleds
	Title:	Associate Vice President

ACKNOWLEDGEMENT AND CONSENT

        Each of the undersigned Subsidiary Guarantors hereby acknowledges and consents to the foregoing Amendment.

INFRASOURCE CORPORATE SERVICES, INC.
By:	/s/ TERENCE R. MONTGOMERY

Title:	Senior Vice President & Treasurer
DASHIELL HOLDINGS CORPORATION
By:	/s/ TERENCE R. MONTGOMERY

Title:	Senior Vice President & Treasurer
DASHIELL CORPORATION
By:	/s/ TERENCE R. MONTGOMERY

Title:	Senior Vice President & Treasurer
DACON CORPORATION
By:	/s/ TERENCE R. MONTGOMERY

Title:	Senior Vice President & Treasurer
ELECTRIC SERVICES, INC.
By:	/s/ TERENCE R. MONTGOMERY

Title:	Senior Vice President & Treasurer
M.J. ELECTRIC, INC.
By:	/s/ TERENCE R. MONTGOMERY

Title:	Senior Vice President & Treasurer
BLAIR PARK SERVICES, INC.
By:	/s/ TERENCE R. MONTGOMERY

Title:	Senior Vice President & Treasurer
OSP CONSULTANTS, INC.
By:	/s/ TERENCE R. MONTGOMERY

Title:	Senior Vice President & Treasurer
INTERNATIONAL COMMUNICATIONS SERVICES, INC.
By:	/s/ TERENCE R. MONTGOMERY

Title:	Senior Vice President & Treasurer
OSP, INC.
By:	/s/ TERENCE R. MONTGOMERY

Title:	Senior Vice President & Treasurer
OSP TELCOM, INC.
By:	/s/ TERENCE R. MONTGOMERY

Title:	Senior Vice President & Treasurer

RJE TELECOM, INC.
By:	/s/ TERENCE R. MONTGOMERY

Title:	Senior Vice President & Treasurer
SUNESYS, INC.
By:	/s/ TERENCE R. MONTGOMERY

Title:	Senior Vice President & Treasurer
SUNESYS OF VIRGINIA, INC.
By:	/s/ TERENCE R. MONTGOMERY

Title:	Senior Vice President & Treasurer
CHOWNS COMMUNICATIONS, INC.
By:	/s/ TERENCE R. MONTGOMERY

Title:	Senior Vice President & Treasurer
TRINITY INDUSTRIES, INC.
By:	/s/ TERENCE R. MONTGOMERY

Title:	Senior Vice President & Treasurer
MRM TECHNICAL GROUP, INC.
By:	/s/ TERENCE R. MONTGOMERY

Title:	Senior Vice President & Treasurer
ACONITE CORPORATION
By:	/s/ TERENCE R. MONTGOMERY

Title:	Senior Vice President & Treasurer
GAS DISTRIBUTION CONTRACTORS, INC.
By:	/s/ TERENCE R. MONTGOMERY

Title:	Senior Vice President & Treasurer
MECHANICAL SPECIALTIES, INCORPORATED
By:	/s/ TERENCE R. MONTGOMERY

Title:	Senior Vice President & Treasurer
MID-ATLANTIC PIPELINERS, INC.
By:	/s/ TERENCE R. MONTGOMERY

Title:	Senior Vice President & Treasurer
MUELLER DISTRIBUTION CONTRACTORS, INC.
By:	/s/ TERENCE R. MONTGOMERY

Title:	Senior Vice President & Treasurer
MUELLER PIPELINERS, INC.
By:	/s/ TERENCE R. MONTGOMERY

Title:	Senior Vice President & Treasurer

INFRASOURCE UNDERGROUND CONSTRUCTION, LLC
By:	/s/ TERENCE R. MONTGOMERY

Title:	Senior Vice President & Treasurer
MASLONKA & ASSOCIATES, INC.
By:	/s/ TERENCE R. MONTGOMERY

Title:	Senior Vice President & Treasurer
UTILITY LOCATE & MAPPING SERVICES, INC.
By:	/s/ TERENCE R. MONTGOMERY

Title:	Senior Vice President & Treasurer

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SECOND AMENDMENT AND WAIVER